UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 22, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PIONEER OIL AND GAS
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Utah                        0-30472                87-0365907
 -------------------------------   ------------------------  ----------------
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                   Identification No.)


           1206 W. South Jordan Parkway, Unit B South Jordan, UT 84095
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 566-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5: Pioneer Oil and Gas (the "Company")is filing this form 8K because of the press release issued on Februrary 22, 2005. The press release is attached to this Form 8K as an exhibit.

          (c) Exhibits. The following exhibit is furnished pursuant to Item 5 of Form 8-K:

          Press Release: PIONEER CLOSES ON FIRST PHASE OF CENTRAL UTAH PLAY;
                         SELLS REMAINING OVERPRESSURED GAS PLAY

                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     PIONEER OIL AND GAS Registrant


      Date: February 22, 2005             /s/ Don J. Colton
                                        ------------------------------
                                           Don J. Colton
                                           President

                                                          February 22, 2005

              PIONEER CLOSES ON FIRST PHASE OF CENTRAL UTAH PLAY;
                     SELLS REMAINING OVERPRESSURED GAS PLAY


     South Jordan, Utah --- Pioneer Oil and Gas (OTC Bulletin Board: PIOL) announced today it had closed on the first phase of its central Utah project selling approximately 21,232 gross acres (7,962 net acres) in the Central Utah Overthrust for $2,189,550. Pioneer will retain a 1.75 percent overriding royalty interest in the 21,232 gross acres.

     Pioneer also announced that it had closed on the remaining portion of its Uinta Basin Overpressured Gas Prospect comprising 13,189 net acres. Pioneer received $454,709 and will retain a 3.25 percent overriding royalty interest in this project as well as a 10 percent carried working interest (eight percent net revenue interest) on the first two wells drilled on the property. After the first two wells Pioneer can participate or farmout for its 10 percent working interest.

     Statements concerning future financial results, production, expenditures, reserve estimates, and other items are forward-looking statements. These statements are based on assumptions concerning commodity prices, drilling results and other factors management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are both subject to a wide range of business risks, and there is no assurance that these goals and projections can or will be met.